UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2007
THERMA-WAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26911	94-3000561
(State or other	(Commission File Number)	(IRS Employer Identification No.)
jurisdiction of
incorporation)
1250 Reliance Way
Fremont, California 94539
(Address of principal executive offices, including Zip Code)
(510) 668-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     On February 1, 2007, Therma-Wave, Inc. issued a press release announcing its financial results for the fiscal third quarter ended December 31, 2006. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.
ITEM 9.01 Financial Statements and Exhibits
   (c) Exhibits

Exhibit
No.	Description
99.1	Press Release dated February 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMA-WAVE, INC.
Date: February 1, 2007	/s/ Joseph J. Passarello
	Name:	Joseph J. Passarello
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated February 1, 2007